UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 28, 2007

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

211 Mount Airy Road
Basking Ridge, New Jersey	07920
(Address of Principal	(Zip Code)
Executive Office)

Registrant’s telephone number, including area code:  (908) 953-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On September 28, 2007, Avaya Inc. (the “Company”) issued a press release related to the adoption of the merger agreement at the Special Meeting of Stockholders providing for the acquisition of the Company by an entity formed by two private equity funds, Silver Lake Partners and TPG.  In addition, the Company announced that all regulatory approvals required to complete the transaction have been obtained, including the receipt of clearance from the European Commission.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

99.1:	Press Release, dated September 28, 2007, issued by Avaya Inc. related to stockholder approval of the acquisition of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2007

AVAYA INC.

By:	/s/ Eric M. Sherbet
Name: Eric M. Sherbet
Title: Vice President—Law, Corporate and Securities, and Corporate Secretary